CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report On Form 10-QSB of King Capital Holdings, Inc., for the Quarter Ended September 30, 2004, I, Sean King, Chief Executive Officer and Chief Financial Officer of King Capital Holdings, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1. Such Quarterly Report on Form 10-QSB for the period ended September 30, 2004, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in such Quarterly Report on Form 10-QSB for the period ended September 30, 2004, fairly presents, in all material respects, the financial condition and results of operations of King Capital Holdings, Inc.

Dated:  November 15, 2004

KING CAPITAL HOLDINGS, INC.


By: /s/ Sean King
-------------------------------------
Chief Executive Officer and
Chief Financial Officer